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             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549



                          FORM 8-K



                       CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934




               Date of Report:  June 17, 1994
       Date of earliest event reported:  June 16, 1994




                           SCEcorp
   (Exact name of registrant as specified in its charter)





           CALIFORNIA                  1-9936           95-4137452
(State or other jurisdiction of     (Commission      (I.R.S. employer
incorporation or organization)      file number)    identification no.)




                  2244 Walnut Grove Avenue
                       (P.O. Box 800)
                 Rosemead, California  91770
(Address of principal executive offices, including zip code)




                        818-302-2222
    (Registrant's telephone number, including area code)


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Item 5.  Other Events

      On June 16, 1994, SCEcorp issued a press release reporting a reduction of its annual common stock dividend to $1.00 from $1.42 and a letter to shareholders describing the dividend reduction and California Public Utilities Commission proposal for electric utility industry restructuring. Copies of the press release and shareholder letter are filed herewith as Exhibits 20.1 and 20.2 and are incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits

      (c) Exhibits

          See Exhibit Index on Page 4.



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                         SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SCEcorp




                                    W. J. Scilacci
                            ----------------------------------
                                    W. J. Scilacci
                                  Assistant Treasurer



June 17, 1994


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                        EXHIBIT INDEX




Exhibit
Number          Description
- - - -------         -----------

  20.1      Press Release Regarding SCEcorp Common Stock Dividend.
  20.2      Letter to Shareholders dated June 16, 1994.